UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009
Schweitzer-Mauduit International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 1-800-514-0186
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On November 11, 2009, Schweitzer-Mauduit International, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the several underwriters named therein (the “Underwriters”), relating to the public offering and sale of shares of the Company’s common stock, par value $0.10 per share. Pursuant to the Underwriting Agreement, the Underwriters have agreed to purchase, subject to customary closing conditions, 1,800,000 shares of the Company’s common stock at a public offering price per share of $60.00, which will result in approximately $108 million in gross proceeds to the Company before deducting underwriting discounts and commissions and other offering expenses. The sale of such shares is expected to close on November 17, 2009. The Company has also granted the Underwriters a 30-day option to purchase up to 270,000 additional shares of common stock on the same terms and conditions as the purchase and sale of the 1,800,000 shares of common stock referred to above.
The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-162991), including the prospectus dated November 9, 2009 contained therein, as supplemented by the preliminary prospectus supplement dated November 9, 2009 and the prospectus supplement dated November 11, 2009.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
The following exhibits are filed herewith:
1.1	Underwriting Agreement, dated as of November 11, 2009, by and among the Company and Goldman, Sachs & Co., as representative of the several underwriters named therein.

5.1	Opinion of Troutman Sanders LLP

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.
By:	/s/ Peter J. Thompson
Peter J. Thompson
Treasurer, Chief Financial and Strategic Planning Officer

Dated: November 13, 2009

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 11, 2009, by and among the Company and Goldman, Sachs & Co., as representative of the several underwriters named therein.
5.1	Opinion of Troutman Sanders LLP
23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)